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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2008

CS CHINA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-53087	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N.E. Second Avenue, Suite 318, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 576-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 15, 2008, the initial public offering (“IPO”) of 4,800,000 Units (“Units”) of CS China Acquisition Corp. (the “Company”) was consummated. Each Unit consists of one Ordinary Share, $.0001 par value per share (“Ordinary Share(s)”), and two Warrants (“Warrant(s)”), each to purchase one Ordinary Share. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $28,800,000. Simultaneously with the consummation of the IPO, the Company consummated the private sale (“Private Sale”) of 3,320,000 warrants (“Insider Warrants”) at a price of $0.50 per Insider Warrant, generating total proceeds of $1,660,000. The Insider Warrants were purchased by CS Capital USA, LLC, an affiliate of Chien Lee, the Company’s chairman of the board, together with Bill Haus, the chief executive officer of the Company, James Preissler, the Company’s chief financial officer, Peter Li, a member of the Company’s Board of Directors, and William B. Heyn, a shareholder of the Company. The Insider Warrants are identical to the Warrants included in the Units sold in the IPO except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercised on a cashless basis so long as such Warrants are held by the purchaser or its affiliates. The purchaser of the Insider Warrants has agreed that the Insider Warrants will not be sold or transferred by it until after the Company has completed a business combination.

On August 21, 2008, the Company consummated the closing of 720,000 additional units which were subject to the underwriters' over-allotment option. The units sold pursuant to the over-allotment option were sold at an offering price of $6.00 per unit, generating gross proceeds of $4,320,000. Simultaneously with the consummation of the over-allotment option, the Company consummated the private sale of an additional 288,000 Insider Warrants to the individuals and entity set forth above.

Audited financial statements reflecting receipt of the proceeds upon consummation of the IPO and Private Sale of Insider Warrants, as well as information on the over-allotment option and sale of additional Insider Warrants, have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.1  Audited Financial Statements

Exhibit 99.2  Press release dated August 15, 2008

Exhibit 99.3  Press release dated August 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2008	CS CHINA ACQUISITION CORP.

	By:	/s/ William P. Haus
Name: William P. Haus
Title: Chief Executive Officer